SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): JANUARY 28, 2000


                           PARAGON TRADE BRANDS, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-11368
                            (Commission File Number)

                                   91-1554663
                        (IRS Employer Identification No.)

                   180 TECHNOLOGY PARKWAY, NORCROSS, GA 30092
               (Address of principal executive offices) (Zip Code)

                                 (678) 969-5000
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)





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                                                      Exhibit Index is at Page 5



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                     ITEM 1. CHANGE IN CONTROL OF REGISTRANT

On January 6, 1998, Paragon Trade Brands, Inc., a Delaware corporation (the "Company"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), thereby commencing Case No. 98-60390, in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court"). On or about November 15, 1999, the Company and its Official Committee of Unsecured Creditors (the "Creditors' Committee") filed a Second Amended Plan of Reorganization (as subsequently modified through January 13, 2000, the "Plan") and related Disclosure Statement (as subsequently modified through November 18, 1999, the "Disclosure Statement") with the Bankruptcy Court. By order dated November 18, 1999, the Bankruptcy Court approved the Disclosure Statement as containing "adequate information" as such term is defined in Section 1125 of the Bankruptcy Code. At such time, the Court also approved certain voting procedures and established Friday, January 7, 2000 as the voting deadline for the Plan and Thursday, January 13, 2000 as the date for a hearing to consider confirmation of the Plan. A confirmation hearing was held by the Bankruptcy Court on January 13, 2000. By order dated January 13, 2000, the Bankruptcy Court confirmed the Plan. A copy of the Plan is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Capitalized terms used herein and not defined have the meanings assigned to them in the Plan.

The Plan incorporates the Stock Purchase Agreement by and between PTB Acquisition Company, LLC and Paragon Trade Brands, Inc. dated as of November 16, 1999 (the "Stock Purchase Agreement") pursuant to which PTB Acquisition Company, LLC, an affiliate of Wellspring Capital Management LLC (collectively, "Wellspring"), agreed to acquire substantially all of the New Common Stock of the Company as part of the plan of reorganization (the "Wellspring Transaction").

On January 28, 2000, Paragon was reorganized pursuant to the Plan through the consummation of the Wellspring Transaction.

Prior to the consummation of the Wellspring Transaction, Wellspring assigned (i) its right to purchase approximately 20.2% of the New Common Stock of the Company to Co-Investment Partners, L.P. ("CIP"), and (ii) its right to purchase approximately a further 20.2% of the New Common Stock of the Company to Ontario Teachers' Pension Plan Board ("Ontario"). Pursuant to the Wellspring Transaction, Wellspring, CIP and Ontario purchased, in the aggregate, approximately 96.8% of the New Common Stock (the "Investor Shares") issued pursuant to the Plan on the Effective Date for a purchase price equal to $10.00 per share of New Common Stock, or approximately $115 million, in cash. Under a Rights Offering conducted pursuant to the Plan, approximately 196,230 shares, representing 1.7% of the New Common Stock, were subscribed for by certain of the holders of the Company's common stock prior to the consummation of the Plan. Holders of the Company's common stock prior to the consummation of the Plan will receive their pro rata share of the remaining 1.5% of the New Common Stock to be issued pursuant to the Plan. Pursuant to the Plan, holders of allowed unsecured claims will receive distributions in amounts equal to their pro rata share of approximately $117 million of cash, after payment of administrative and priority claims, and $146 million of 11.25% five-year Senior Subordinated Notes (the "New Notes") to be issued under the Indenture attached hereto as Exhibit 4.1 and 4.2 and incorporated herein by reference.

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After giving  effect to the  assignment  by  Wellspring  of its rights under the
Stock Purchase Agreement as described above, Wellspring invested approximately $67 million, which funds were provided by Wellspring Capital Partners II, L.P. from funds contributed by its limited and general partners, to acquire approximately 56.5% of the New Common Stock, CIP invested approximately $24 million, which funds were provided by its limited and general partners, to acquire approximately 20.2% of the New Common Stock and Ontario invested approximately $24 million, which funds came from the pension fund which it manages, to acquire approximately 20.2% of the New Common Stock.

Pursuant to proxies given on January 28, 2000 by CIP and Ontario, Wellspring has the right to vote all of the Investor Shares. Therefore, Wellspring may be deemed to beneficially own these shares of New Common Stock. Pursuant to the Plan, Wellspring was entitled to designate a super majority of the members of the new Board of Directors of the Company and exercised this authority on January 28, 2000, subject to the constraints imposed by the Plan, to designate seven new directors to serve, along with two Company-designated directors, as the Board of Directors of the Company.

On January 28, 2000,  the Company  issued the press release  attached  hereto as
Exhibit 99.1, which is incorporated herein by reference.

Paragon Trade Brands, Inc. is the leading manufacturer of store brand infant disposable diapers in the United States and, through its wholly owned subsidiary, Paragon Trade Brands (Canada) Inc., is the leading marketer of store brand infant disposable diapers in Canada. Paragon manufactures a line of premium and economy diapers, training pants, feminine care and adult incontinence products, which are distributed throughout the United States and Canada, primarily through grocery and food stores, mass merchandisers, warehouse clubs, toy stores and drug stores that market the products under their own store brand names. Paragon has also established international joint ventures in Mexico, Argentina, Brazil and China for the sale of infant disposable diapers and other absorbent personal care products.

Statements made in this Form 8-K, other than those concerning historical information, should be considered forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in the Company's forward-looking statements. Factors which could affect the Company's financial results, including, but not limited to: increased raw material prices and product costs; new product and packaging introductions by competitors; increased price and promotion pressure from competitors; new competitors in the market; increased financial leverage; Year 2000 compliance issues; and patent litigation, are described herein and in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof, and which are made by management pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PARAGON TRADE BRANDS, INC.


                                                 By:      /S/ ALAN J. CYRON
                                                        ------------------------
                                                 Name:  Alan J. Cryon
                                                 Title:  Chief Financial Officer


Dated:  February 10, 2000






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                                  EXHIBIT INDEX


EXHIBIT NUMBER                DESCRIPTION
--------------                ---------------------------

        2.1                   Modified Second Amended Plan of Reorganization.
                              Incorporated   by  reference  from  Paragon  Trade
                              Brands, Inc.'s Current Report on Form 8-K dated January 13, 2000.

        2.2 Stock Purchase Agreement by and between PTB Acquisition Company LLC and Paragon Trade Brands, Inc. dated as of November 16, 1999. Incorporated by reference from Exhibit T3E.1 to Paragon Trade Brands, Inc.'s Application for Qualification of Indenture Under the Trust Indenture Act of 1939 on Form T-3 filed with the Commission on January 26, 2000.

        4.1                   Indenture    for    $182,000,000   11.25%   Senior
                              Subordinated Notes due 2005, dated as of January 28, 2000.

        4.2                   First  Supplemental  Indenture  for   $182,000,000
                              11.25% Senior Subordinated Notes due 2005, dated as of January 28, 2000.

       99.1                   Paragon  Trade  Brands,  Inc. Press Release  dated
                              January 28, 2000.







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